Exhibit 10.18

INDEPENDENT BANK GROUP CENTRAL TEXAS, INC.

STOCK GRANT PLAN

This Stock Grant Plan (the “Plan”) is adopted effective as of March 31, 2005, by Independent Bank Group Central Texas, Inc., a Texas corporation (the “Company”) for the benefit of the eligible employees of the Company and its indirect subsidiary, Independent Bank, Waco, Texas (the “Bank”).

1.	PURPOSE

The Plan is intended to advance the interests of the Company and its shareholders by encouraging and enabling selected officers and employees of the Company and the Bank to acquire and retain a proprietary interest in the Company by ownership of its stock so as to provide additional incentive for such individuals to promote the success of the Company’s business through sharing in the growth of such business and to encourage them to remain in the employ of the Company and the Bank.

2.	STOCK GRANT RESERVE

(a)	Stock Grant Reserve. The Company will establish a Stock Grant Reserve (so called herein) to which will be credited 35,000 shares of the common stock of the Company (the “Common Stock”). The shares of Common Stock reserved in the Stock Grant Reserve and any such shares issued pursuant to this Plan are referred to herein as “Shares”. Should the shares of the Common Stock, due to a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company or of another entity, the number of shares then remaining in the Stock Grant Reserve shall be appropriately adjusted or automatically converted to reflect such action. If any such adjustment results in a fractional share, the fraction shall be disregarded.

(b)	Adjustments to Reserve. Upon the grant of Shares hereunder, the Stock Grant Reserve will be reduced by the number of Shares so allocated. Upon the forfeiture and cancellation of Shares pursuant to this Plan, the Stock Grant Reserve shall be increased by such number of Shares, and such Shares may again be the subject of grants hereunder.

(c)	Grants of Shares. Grants of Shares, as the Board of Directors of the Company (the “Board”) shall in its sole discretion determine, may be made from the authorized and unissued shares of Common Stock of the Company.

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3.	ELIGIBILITY AND MAKING OF ALLOCATIONS

(a)	Eligible Persons. Any officer or employee of the Company and/or the Bank who has signed a Letter Agreement in the form attached hereto as Exhibit “A” shall be eligible to receive a grant of Shares pursuant to the Plan.

(b)	Selection by Board. From the persons eligible to receive grants, the Board shall determine the recipients of Shares and the number of Shares that should be granted to each such individual. The Board may make more than one grant to the same individual. In selecting those persons for whom it wishes to make grants and in determining the number of Shares it wishes to grant, the Board shall consider such matters it deems appropriate. A person who receives a grant of Shares pursuant to this Plan is hereinafter referred to as a “Recipient” and includes such individual’s designated beneficiary, surviving spouse, estate, or legal representative.

(c)	Participation in Other Stock Option Plans. A person who has received or later receives options to purchase stock under any stock option plan of the Company may participate in such other plan in accordance with its terms, and will not by reason thereof be ineligible to receive Shares under this Plan.

(d)	Limit on Number of Allocable Shares. The total number of Shares which may be granted pursuant to this Plan will not exceed the amount available therefor in the Stock Grant Reserve.

(e)	Notice to Recipient. When a grant is made, the Board shall advise the Recipient thereof by delivery of the Letter Agreement in substantially the same form as the attached Exhibit “A”. Upon receipt of a Letter Agreement, the Recipient shall execute and return such Letter Agreement to the Company. If the Recipient fails or refuses to execute and return the Letter Agreement within thirty days, the Shares granted to such Recipient shall be deemed to be forfeited.

4.	ISSUANCE AND POSSESSION OF SHARES

(a)	Issuance. Upon receipt of an executed Letter Agreement, the Company shall issue the granted number of Shares in the Recipient’s name. The Recipient shall thereupon be a shareholder of all the Shares represented by the certificate or certificates. As such, the Recipient will have all the rights of a shareholder of the Company with respect to such Shares, including the right to vote and to receive all dividends and other distributions including any stock dividend, split, or exchange applicable to shares of Common Stock of the Company. Notwithstanding any other provision of this Plan, all Shares shall be subject to the restrictions set forth in this Plan.

(b)	Possession. To facilitate any restrictions or forfeiture provided for in this Plan, the Company shall hold any and all certificates evidencing the Shares in its possession during the Restricted Period (defined below). Following expiration of the Restricted Period, the Company shall deliver the certificate evidencing the Shares to the Recipient.

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5.	RESTRICTIONS ON SHARES

(a)	Restrictions. The restrictions to which Shares shall be subject are:

(i) Prohibition Against Transfer. During the Restricted Period applicable to Shares and except as otherwise specifically provided in the Plan, none of the Shares shall be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of.

(ii) Forfeiture. If at any time before the Restricted Period ends a Recipient’s employment is terminated for “cause” or as a result of voluntary resignation of employment by the Recipient, all of Recipient’s right, title, and interest in the Shares shall be forfeited, and the Shares shall (a) be cancelled; (b) be treated as authorized and unissued shares; and (c) again become part of the Stock Grant Reserve.

(b)	Death; Disability; Termination without Cause; Change of Ownership. If, prior to the end of the Restricted Period, a Recipient dies or becomes disabled, is terminated not for “cause” or the ownership of control of the Company and the Bank is transferred, pursuant to a merger, sale of assets or other similar disposition, to a person or entity who is not the current owner of at least 50 percent of the Common Stock of the Company, then the Shares shall no longer be restricted as provided for in this Paragraph 5. In the event of a transfer of control pursuant to which all shareholders of the Company are entitled to receive consideration, the Recipient shall be free to transfer any Shares he holds as part of such transaction without regard to the restrictions set forth in this Paragraph 5.

(c)	Restricted Period. The term “Restricted Period” with respect to Shares means a period starting on the date of issuance of such shares to the Recipient and ending on such date five (5) years after the date of issuance.

(d)	Cause. The term “cause” shall be defined as the occurrence of any of the following events:

(i) willful misconduct, gross negligence, or dishonest or fraudulent conduct in the performance by the Recipient of his duties;

(ii) Recipient’s material failure to perform his duties after being given 20 days written notice and an opportunity to cure any performance issues;

(iii) the declaration by an independent certified medical authority that Recipient is addicted to drugs or alcohol or that he is mentally incompetent;

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(iv) the Recipient is indicted for a felony or a misdemeanor involving moral turpitude;

(v) recommendation or suggestion by any bank regulatory authority having jurisdiction over the Bank that Recipient’s employment as an officer of the Bank should be discontinued or terminated.

(e)	Legend. Stock certificates representing Shares will be imprinted with a legend stating that the shares represented thereby are subject to the restrictions and other provisions of this Plan.

(f)	Lapse of Restrictions; Cash Bonus. Unless earlier removed, the restrictions set forth in this Paragraph 5 will lapse when the Restricted Period expires. Within 30 days following the end of the Restricted Period, the Company will, or will cause the Bank to, pay a cash bonus to the Recipient in an amount equal to 25 percent of the fair market value of the Shares for which the Restricted Period has expired.

6.	FINALITY OF DETERMINATION

The Board will administer this Plan and construe its provisions. Any determination by the Board in carrying out, administering, or construing this Plan will be final and binding for all purposes and upon all interested persons and their heirs, successors, and personal representatives.

7.	LIMITATIONS

(a)	No Right to Grant. No person will at any time have any right to receive a grant of Shares hereunder and no person will have authority to enter into an agreement for the making of a grant or to make any representation or warranty with respect thereto.

(b)	Rights of Recipients. Recipients of grants will have no rights in respect thereof other than those set forth in the Plan, and such rights may not be assigned or transferred. If any attempt is made to sell, exchange, transfer, pledge, hypothecate, or otherwise dispose of any Shares held by the Recipient under restrictions which have not yet lapsed, the Shares that are the subject of such attempted disposition will be deemed forfeited and cancelled. Before issuance of Shares, no such shares will be earmarked for the Recipients’ accounts nor will such Recipients have any rights as stockholders with respect to such shares.

(c)	No Right to Continued Employment. Neither the Company’s action in establishing the Plan, nor any action taken by it or by the Board under the Plan, nor any provision of the Plan, will be construed as giving to any person the right to be retained in the employ of the Company and/or the Bank.

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8.	AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

The Board may amend, suspend or terminate the Plan in whole or in part at any time; provided that such amendment will not affect adversely rights or obligations with respect to grants previously made.

Adopted effective March 31, 2005

INDEPENDENT BANK GROUP CENTRAL TEXAS, INC.

By:
Secretary

ATTEST:

Chairman of the Board

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EXHIBIT “A”

LETTER AGREEMENT

Dear                     :

I am pleased to advise you that the Board of Directors of Independent Bank Group Central Texas, Inc. (the “Company”), has on the date of this notice granted to you a total of             shares (the “Shares”) of common stock of the Company (the “Common Stock”) under and pursuant to the Independent Bank Group Central Texas, Inc. Stock Grant Plan (the “Plan”), a copy of which is attached hereto. These shares are being issued to you in consideration of services rendered by you to the Company and/or the Company’s subsidiary, Independent Bank.

These shares are subject to restriction on transfer and are subject to forfeiture as set forth in the Plan. By signing below, you agree to be bound by the terms of the Plan and the restrictions set forth therein. In addition, in consideration of the grant of the Shares, you agree as follows:

1.	Shareholders Agreement. Simultaneously with your execution of this Letter Agreement, you have signed the attached Shareholders Agreement to the extent that you have not already done so. You acknowledge and agree that the Shareholders Agreement restricts the transfer of the Shares.

2.	Right to Repurchase. In the event your employment with the Company and/or the Bank is terminated for any reason after the end of the Restricted Period (as defined in the Plan), the Company shall have the right, but not the obligation, to repurchase from you or your estate, as applicable, all of the Shares. The repurchase price shall be equal to two (2) times the tangible book value of the Shares as of the date of the termination of your employment as determined from the Company’s financial records. If the Company desires to exercise such right to repurchase, the Company shall give written notice to you within sixty (60) days of the date of termination of your employment. Within ten (10) days of the date of such notice, the Company shall deliver to you or your estate the repurchase price in cash (payable in the form of a check) and you or your estate shall deliver to the Company certificates evidencing the Shares duly endorsed and in proper form for transfer.

3.

Confidential Information. You recognize and acknowledge that you have access to certain information regarding the Bank and the Company, including without limitation business and financial methods and practices, plans, pricing and marketing techniques, customer identities, information and lists (the “Confidential Information”) and that the Confidential Information is valuable, special and unique property of the Bank and the Company. You shall not at any time, either during the term of this Letter Agreement or subsequent to the termination of your employment, disclose to others, use, copy, or permit to be copied, the

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Confidential Information of the Bank and the Company (regardless of whether developed by you) except in your performance of your official duties on behalf of the Bank. You further agree that if your employment with the Bank is terminated (for whatever reason), you shall not take with you but will leave with the Bank all records, papers and computer data and any copies thereof relating to the Confidential Information. You acknowledge and agree that all such papers, records and computer data or copies thereof are and shall remain the property of the Company and/or the Bank.

You must execute and deliver this Letter Agreement to the Company within thirty days in order to receive the Shares allocated to you. Upon receipt of an executed copy of this Letter Agreement, the Company will issue a certificate evidencing the number of Shares. The Company shall retain the certificate until the restrictions are no longer applicable.

Date:

Very truly yours, INDEPENDENT BANK GROUP CENTRAL TEXAS, INC.

By:
David R. Brooks Chairman of the Board

ACCEPTED AND AGREED to as of             .

Signature
Printed Name

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AMENDMENT TO

INDEPENDENT BANK GROUP, INC.

STOCK GRANT PLAN

Independent Bank Group, Inc. (the “Company”) adopted a Stock Grant Plan effective as of March 29, 2005 (the “Plan”). The Company desires to amend the Plan by amending the Letter Agreement attached to the Plan as Exhibit “A”. Specifically, the Company desires to amend the Right to Repurchase section of the Letter Agreement to provide that the repurchase price is the greater of (i) two times tangible book value of the applicable shares, or (ii) the market value of the applicable shares.

Accordingly, Exhibit “A” to the Plan is hereby amended to read in its entirety as attached to this Amendment.

All other terms of the Plan shall remain unchanged and the Plan shall continue in full force and effect.

Adopted effective as of                     .

INDEPENDENT BANK GROUP, INC.

By:
Secretary

ATTEST:

Chairman of the Board

EXHIBIT “A”

LETTER AGREEMENT

Dear                     :

I am pleased to advise you that the Board of Directors of Independent Bank Group, Inc. (the “Company”), has on the date of this notice granted to you a total of             shares (the “Shares”) of common stock of the Company (the “Common Stock”) under and pursuant to the Independent Bank Group, Inc. Stock Grant Plan (the “Plan”), a copy of which is attached hereto. These shares are being issued to you in consideration of services rendered by you to the Company and/or the Company’s subsidiary, Independent Bank.

These shares are subject to restriction on transfer and are subject to forfeiture as set forth in the Plan. By signing below, you agree to be bound by the terms of the Plan and the restrictions set forth therein. In addition, in consideration of the grant of the Shares, you agree as follows:

1.	Shareholders Agreement. Simultaneously with your execution of this Letter Agreement, you have signed the attached Shareholders Agreement to the extent that you have not already done so. You acknowledge and agree that the Shareholders Agreement restricts the transfer of the Shares.

2.	Right to Repurchase. In the event your employment with the Company and/or the Bank is terminated for any reason after the end of the Restricted Period (as defined in the Plan), the Company shall have the right, but not the obligation, to repurchase from you or your estate, as applicable, all of the Shares. The repurchase price shall be equal to the greater of (i) two (2) times the tangible book value of the Shares as of the date of the termination of your employment as determined from the Company’s financial records, or (ii) the market value of the Shares as determined by the most recent bona fide sale of shares of Company common stock representing a minority interest in the Company. If the Company desires to exercise such right to repurchase, the Company shall give written notice to you within sixty (60) days of the date of termination of your employment. Within ten (10) days of the date of such notice, the Company shall deliver to you or your estate the repurchase price in cash (payable in the form of a check) and you or your estate shall deliver to the Company certificates evidencing the Shares duly endorsed and in proper form for transfer.

3.

Confidential Information. You recognize and acknowledge that you have access to certain information regarding the Bank and the Company, including without limitation business and financial methods and practices, plans, pricing and marketing techniques, customer identities, information and lists (the “Confidential Information”) and that the Confidential Information is valuable, special and unique property of the Bank and the Company. You shall not at any time, either

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during the term of this Letter Agreement or subsequent to the termination of your employment, disclose to others, use, copy, or permit to be copied, the Confidential Information of the Bank and the Company (regardless of whether developed by you) except in your performance of your official duties on behalf of the Bank. You further agree that if your employment with the Bank is terminated (for whatever reason), you shall not take with you but will leave with the Bank all records, papers and computer data and any copies thereof relating to the Confidential Information. You acknowledge and agree that all such papers, records and computer data or copies thereof are and shall remain the property of the Company and/or the Bank.

You must execute and deliver this Letter Agreement to the Company within thirty days in order to receive the Shares allocated to you. Upon receipt of an executed copy of this Letter Agreement, the Company will issue a certificate evidencing the number of Shares. The Company shall retain the certificate until the restrictions are no longer applicable.

Date:

Very truly yours,

INDEPENDENT BANK GROUP, INC.

By:
David R. Brooks Chairman of the Board

ACCEPTED AND AGREED to as of                     .

Signature

Printed Name

2

Form of Notice of Grant

Letter Agreement relating to

Written Compensation Contracts

LETTER AGREEMENT

Dear                     :

I am pleased to advise you that the Board of Directors of Independent Bank Group, Inc. (the “Company”), has on the date of this notice granted to you a total of             shares (the “Shares”) of common stock of the Company (the “Common Stock”) under and pursuant to the Independent Bank Group, Inc. Stock Grant Plan (the “Plan”), a copy of which is attached hereto. These shares are being issued to you in consideration of services rendered by you to the Company and/or the Company’s subsidiary, Independent Bank.

These shares are subject to restriction on transfer and are subject to forfeiture as set forth in the Plan. By signing below, you agree to be bound by the terms of the Plan and the restrictions set forth therein. In addition, in consideration of the grant of the Shares, you agree as follows:

1.	Shareholders Agreement. Simultaneously with your execution of this Letter Agreement, you have signed the attached Shareholders Agreement to the extent that you have not already done so. You acknowledge and agree that the Shareholders Agreement restricts the transfer of the Shares.

2.	Right to Repurchase. In the event your employment with the Company and/or the Bank is terminated for any reason after the end of the Restricted Period (as defined in the Plan), the Company shall have the right, but not the obligation, to repurchase from you or your estate, as applicable, all of the Shares. The repurchase price shall be equal to the greater of (i) two (2) times the tangible book value of the Shares as of the date of the termination of your employment as determined from the Company’s financial records, or (ii) the market value of the Shares as determined by the most recent bona fide sale of shares of Company common stock representing a minority interest in the Company. If the Company desires to exercise such right to repurchase, the Company shall give written notice to you within sixty (60) days of the date of termination of your employment. Within ten (10) days of the date of such notice, the Company shall deliver to you or your estate the repurchase price in cash (payable in the form of a check) and you or your estate shall deliver to the Company certificates evidencing the Shares duly endorsed and in proper form for transfer.

3.

Confidential Information. You recognize and acknowledge that you have access to certain information regarding the Bank and the Company, including without limitation business and financial methods and practices, plans, pricing and marketing techniques, customer identities, information and lists (the “Confidential Information”) and that the Confidential Information is valuable, special and unique property of the Bank and the Company. You shall not at any time, either

1

during the term of this Letter Agreement or subsequent to the termination of your employment, disclose to others, use, copy, or permit to be copied, the Confidential Information of the Bank and the Company (regardless of whether developed by you) except in your performance of your official duties on behalf of the Bank. You further agree that if your employment with the Bank is terminated (for whatever reason), you shall not take with you but will leave with the Bank all records, papers and computer data and any copies thereof relating to the Confidential Information. You acknowledge and agree that all such papers, records and computer data or copies thereof are and shall remain the property of the Company and/or the Bank.

You must execute and deliver this Letter Agreement to the Company within thirty days in order to receive the Shares allocated to you. Upon receipt of an executed copy of this Letter Agreement, the Company will issue a certificate evidencing the number of Shares. The Company shall retain the certificate until the restrictions are no longer applicable.

Date:

Very truly yours,

INDEPENDENT BANK GROUP, INC.

By:
David R. Brooks Chairman of the Board

ACCEPTED AND AGREED to as of                     .

Signature

Printed Name

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